                                                                   Exhibit 10.67


                      FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of February 12, 1998, is entered into among KEVCO, INC., a Texas corporation (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as the Administrative Agent (in said capacity, the "Administrative Agent").


          A. The Borrower, certain of the Lenders and the Administrative Agent heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of December 1, 1997 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

          B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

          1.  AMENDMENTS TO CREDIT AGREEMENT.
              ------------------------------

              a. The definition of "Facility B Term Loan Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
   -----------

              "'Facility B Term Loan Commitment' means $40,000,000, as
                -------------------------------
       terminated pursuant to Section 2.1(c) hereof."
                              --------------
              b. The definition of "Revolving Credit Commitment" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:
-----------

              "'Revolving Credit Commitment' means $45,000,000, as reduced or
               -----------------------------
       terminated pursuant to Sections 2.6 or 8.2 hereof."
                              ------------    ---

              c. The second sentence of Section 2.1(c) of the Credit Agreement
                                        --------------
is hereby amended to read as follows:

              "The Facility B Term Loan Advances shall be made in two Advances, the first of such Advances in the aggregate amount of $30,000,000 shall occur on December 4, 1997 and the second of such Advances in the aggregate amount of $10,000,000 shall occur no later than January 5, 1998."

              d.  Section 2.8(c) of the Credit Agreement is hereby amended to
                  -------------
read as follows:

              "   (c) Facility B Term Loan Advances. To the extent not otherwise
                      -----------------------------
          required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:

                      Amount of Reduction of Facility B
Quarterly Date        Term Loan Advances as of each Date
--------------        ----------------------------------
March 31, 1998                    $  100,000
June 30, 1998                     $  100,000
September 30, 1998                $  100,000
December 31, 1998                 $  100,000
March 31, 1999                    $  100,000
June 30, 1999                     $  100,000
September 30, 1999                $  100,000
December 31, 1999                 $  100,000
March 30, 2000                    $  100,000
June 30, 2000                     $  100,000
September 30, 2000                $  100,000
December 31, 2000                 $  100,000
March 31, 2001                    $  100,000
June 30, 2001                     $  100,000
September 30, 2001                $  100,000
December 31, 2001                 $  100,000
March 31, 2002                    $  100,000
June 30, 2002                     $  100,000
September 30, 2002                $  100,000
December 31, 2002                 $  100,000
March 31, 2003                    $  100,000
June 30, 2003                     $  100,000
September 30, 2003                $  100,000
December 31, 2003                 $  100,000
March 31, 2004                    $9,400,000
June 30, 2004                     $9,400,000

September 30, 2004                  $9,400,000
December 31, 2004                   $9,400,000
                      or such other amount of Facility B
                      Term Loan Advances then outstanding"

              e.  Schedule 1 to the Credit Agreement is hereby amended to be in
                  ----------
the form of Schedule 1 hereto
            ----------
              f.  Schedule 2 to the Credit Agreement is hereby amended to be in
                  ----------
the form of Schedule 2 hereto.
            ----------
       2.  REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
           --------------------------------------------------------
execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) the Borrower has full power and authority to execute and deliver this First Amendment, the $10,588,235.29 Revolving Credit Note, the $9,411,764.71 Facility A Term Loan Note and the $16,000,000.00 Facility B Term Loan Note, each payable to the order of NationsBank of Texas, N.A. (the "NationsBank Notes"), the $9,264,705.88 Revolving Credit Note and the $8,235,294.12 Facility A Term Loan Note, each payable to the order of The Sumitomo Bank, Limited (the "Sumitomo Notes"), the $9,264,705.88 Revolving Credit Note and the $8,235,294.12 Facility A Term Loan Note, each payable to the order of National City Bank Kentucky (the "Kentucky Notes"), the $7,941,176.47 Revolving Credit Note and the $7,058,823.53 Facility A Term Loan Note, each payable to the order of Guaranty Federal Bank, F.S.B. (the "Guaranty Notes"), the $7,941,176.47 Revolving Credit Note and the $7,058,823.53 Facility A Term Loan Note, each payable to the order of Wells Fargo Bank, N.A. (the "Wells Fargo Notes"), the $8,000,000.00 Facility B Term Loan Note payable to the order of Pilgrim America Prime Rate Trust (the "Pilgrim Note"), the $8,000,000.00 Facility B Term Loan Note payable to the order of Archimedes Funding, L.L.C. (the "Archimedes Note"), and the $8,000,000.00 Facility B Term Loan Note payable to the order of Alliance Capital Funding, L.L.C. (the "Alliance Note") (the NationsBank Notes, the Sumitomo Notes, the Kentucky Notes, the Guaranty Notes, the Wells Fargo Notes, the Pilgrim Note, the Archimedes Note and the Alliance Note are collectively referred to herein as the "Notes"), and this First Amendment, the Credit Agreement, as amended hereby, and the Notes constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

          (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this First Amendment or the Notes or the acknowledgement of this First Amendment by any Subsidiary that executed a Subsidiary Guaranty.

          3.  CONDITIONS OF EFFECTIVENESS.  This First Amendment shall be
              ---------------------------
effective as of February 12, 1998, subject to the following:

          (a) the Administrative Agent shall have received a counterpart of this First Amendment executed by each Lender;

          (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Subsidiary that executed a Subsidiary Guaranty;

          (c) each Lender shall have received its respective Notes executed by the Borrower;

          (d) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

          (e) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment and the Notes; and

          (f) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Administrative Agent shall require.

          4.  PRIOR NOTES.  Upon satisfaction of the Conditions of Effectiveness
              -----------
set forth in Section 3 hereof, the following Notes shall be marked "RENEWED AND REPLACED" by the Lenders and delivered to the Borrower:

              (a) Revolving Credit Note dated December 1, 1997, executed by the Borrower and payable to the order of NationsBank of Texas, N.A. in the original principal amount of $11,666,666.66;

              (b) Facility A Term Loan Note dated December 1, 1997, executed by the Borrower and payable to the order of NationsBank of Texas, N.A. in the original principal amount of $13,333,333.34;

              (c) Facility B Term Loan Note dated December 1, 1997, executed by the Borrower and payable to the order of NationsBank of Texas, N.A. in the original principal amount of $50,000,000.00;

              (d) Revolving Credit Note dated December 1, 1997, executed by the Borrower and payable to the order of The Sumitomo Bank, Limited in the original principal amount of $8,166,666.67;

              (e) Facility A Term Loan Note dated December 1, 1997, executed by the Borrower and payable to the order of The Sumitomo Bank, Limited in the original principal amount of $9,333,333.33;

              (f) Revolving Credit Note dated December 1, 1997, executed by the Borrower and payable to the order of National City Bank Kentucky in the original principal amount of $8,166,666.67;

              (g) Facility A Term Loan Note dated December 1, 1997, executed by the Borrower and payable to the order of National City Bank Kentucky in the original principal amount of $9,333,333.33;

              (h) Revolving Credit Note dated December 1, 1997, executed by the Borrower and payable to the order of Guaranty Federal Bank, F.S.B. in the original principal amount of $7,000,000.00; and

              (i) Facility A Term Loan Note dated December 1, 1997, executed by the Borrower and payable to the order of Guaranty Federal Bank, F.S.B. in the original principal amount of $8,000,000.00.


The new Notes are replacements of the existing Notes and do not represent a repayment or novation of the existing Obligations.

          5.  SUBSIDIARIES ACKNOWLEDGMENT.  By signing below, each of the
              ---------------------------
Subsidiaries which has executed a Subsidiary Guaranty (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (A) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, and (B) cover, among other things, the Revolving Credit Commitment and the Facility B Term Loan Commitment as revised by this First Amendment, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

          6.  REFERENCE TO THE CREDIT AGREEMENT.
              ---------------------------------

          (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

          (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          7.  COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand
              -------------------------
all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment, the Notes, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

          8.  ADVANCES.  Upon effectiveness of this First Amendment, each of the
              --------
appropriate Lenders, through the Administrative Agent, by assignments, purchases, and adjustments in each case without recourse (which shall occur and shall be deemed to occur automatically upon such effectiveness), shall have purchased or sold Advances so that after giving effect to such assignments, purchases and adjustments, each Lender shall hold Advances and Reimbursement Obligations in accordance with its Specified Percentage, as amended or established hereby. The parties hereto agree that the requirements of Section 11.6 of the Credit Agreement with respect to assignments
                ------------
are hereby waived for purposes of this First Amendment only.

          9.   EXECUTION IN COUNTERPARTS.  This First Amendment may be executed
               -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          10.  GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be
               -----------------------------
governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

          11.  HEADINGS.  Section headings in this First Amendment are included
               --------
herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

          12.  ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST
               ----------------
AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


================================================================================

                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

================================================================================

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


BORROWER:                     KEVCO, INC.



                              By:   /s/ JERRY E. KIMMEL
                                    ------------------------------------
                                    Name:  Jerry E. Kimmel
                                    Title:  Chairman, President and CEO


ADMINISTRATIVE AGENT:         NATIONSBANK OF TEXAS, N.A. as the Administrative
                              Agent



                              By:   /s/ TODD SHIPLEY
                                    ------------------------------------
                                    Name:  Todd Shipley
                                    Title:  Senior Vice President


LENDERS:                      NATIONSBANK OF TEXAS, N.A., as a Lender



                              By:   /s/ TODD SHIPLEY
                                    ------------------------------------
                                    Name:  Todd Shipley
                                    Title:  Senior Vice President

                              THE SUMITOMO BANK, LIMITED



                              By:   /s/ KIRK L. STATES
                                    ------------------------------------
                                    Name:  Kirk L. States
                                         -------------------------------
                                    Title: VP and Manager
                                         -------------------------------



                              By:   /s/ JULIE A. SCHELL
                                    ------------------------------------
                                    Name:  Julie A. Schell
                                         -------------------------------
                                    Title: Vice President
                                         -------------------------------


                              NATIONAL CITY BANK KENTUCKY



                              By:   /s/ DON PULLEN
                                    ------------------------------------
                                    Name:  Don Pullen
                                         -------------------------------
                                    Title: Vice President
                                         -------------------------------



                              GUARANTY FEDERAL BANK, F.S.B.



                              By:   /s/ ROBERT S. HAYS
                                    ------------------------------------
                                    Name:  Robert S. Hays
                                         -------------------------------
                                    Title: Vice President
                                         -------------------------------




                              WELLS FARGO BANK, N.A.



                              By:   /s/ DANA CAGLE
                                    ------------------------------------
                                    Name:  Dana Cagle
                                         -------------------------------
                                    Title: Vice President
                                         -------------------------------

                              PILGRIM AMERICA PRIME RATE TRUST



                              By:   /s/ MICHAEL J. BACEVICH
                                    ------------------------------------
                                    Name:  Michael J. Bacevich
                                         -------------------------------
                                    Title: Vice President
                                         -------------------------------



                              ARCHIMEDES FUNDING, L.L.C.

                              By:   ING Capital Advisors, Inc., as Collateral
                              Manager


                              By:   /s/ MICHAEL D. HATLEY
                                    ------------------------------------
                                    Name:  Michael D. Hatley
                                         -------------------------------
                                    Title: Vice President & Portfolio Manager
                                         -------------------------------




                              ALLIANCE CAPITAL FUNDING, L.L.C.

                              By:   Alliance Capital Management, L.P., as
                              Manager on behalf of ALLIANCE CAPITAL FUNDING, L.L.C.

                                    By:  ALLIANCE CAPITAL MANAGEMENT
                                    CORPORATION, General Partner of Alliance
                                    Capital Management, L.P.




                              By:   /s/ JOEL SEREBRANSKY
                                    ------------------------------------
                                    Name:  Joel Serebransky
                                         -------------------------------
                                    Title: Vice President
                                         -------------------------------

ACKNOWLEDGED AND AGREED:

KEVCO DELAWARE, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman, President and CEO


SUNBELT WOOD COMPONENTS, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


BOWEN SUPPLY, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


CONSOLIDATED FOREST PRODUCTS, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman

ENCORE INDUSTRIES, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


SCC ACQUISITION CORP.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


SHELTER COMPONENTS CORPORATION



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


BPR HOLDINGS, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


DCM, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman

DESIGN COMPONENTS, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


SHELTER DISTRIBUTION, L.P.

By:  BPR Holdings, Inc., its General Partner



     By:  /s/ JERRY E. KIMMEL
          ---------------------------------
          Name:  Jerry E. Kimmel
          Title:  Chairman


DUO-FORM OF MICHIGAN, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman


SHELTER COMPONENTS OF INDIANA, INC.



By: /s/ JERRY E. KIMMEL
    ---------------------------------------
     Name:  Jerry E. Kimmel
     Title:  Chairman

                                   SCHEDULE 1
                                   ----------

                     COMMITMENTS AND SPECIFIED PERCENTAGES


NATIONSBANK OF TEXAS, N.A.

Revolving Credit Specified Percentage           23.52941176%

Facility A Term Loan Specified Percentage       23.52941176%

Facility B Term Loan Specified Percentage       40.00000000%

Total Specified Percentage                      28.80000000%



THE SUMITOMO BANK, LIMITED

Revolving Credit Specified Percentage           20.58823529%

Facility A Term Loan Specified Percentage       20.58823529%

Facility B Term Loan Specified Percentage        0.00000000%

Total Specified Percentage                      14.00000000%



NATIONAL CITY BANK KENTUCKY

Revolving Credit Specified Percentage           20.58823529%

Facility A Term Loan Specified Percentage       20.58823529%

Facility B Term Loan Specified Percentage        0.00000000%

Total Specified Percentage                      14.00000000%

GUARANTY FEDERAL BANK, F.S.B.

Revolving Credit Specified Percentage           17.64705882%

Facility A Term Loan Specified Percentage       17.64705882%

Facility B Term Loan Specified Percentage        0.00000000%

Total Specified Percentage                      12.00000000%



WELLS FARGO BANK, N.A.

Revolving Credit Specified Percentage           17.64705882%

Facility A Term Loan Specified Percentage       17.64705882%

Facility B Term Loan Specified Percentage        0.00000000%

Total Specified Percentage                      12.00000000%



PILGRIM AMERICA PRIME RATE TRUST

Revolving Credit Specified Percentage            0.00000000%

Facility A Term Loan Specified Percentage        0.00000000%

Facility B Term Loan Specified Percentage       20.00000000%

Total Specified Percentage                       6.40000000%

ARCHIMEDES FUNDING, L.L.C.

Revolving Credit Specified Percentage            0.00000000%

Facility A Term Loan Specified Percentage        0.00000000%

Facility B Term Loan Specified Percentage       20.00000000%

Total Specified Percentage                       6.40000000%



ALLIANCE CAPITAL FUNDING, L.L.C.

Revolving Credit Specified Percentage            0.00000000%

Facility A Term Loan Specified Percentage        0.00000000%

Facility B Term Loan Specified Percentage       20.00000000%

Total Specified Percentage                       6.40000000%

                                  SCHEDULE 2
                                  ----------

                             LIBOR LENDING OFFICES


NATIONSBANK OF TEXAS, N.A.
901 Main Street, 67th Floor
Dallas, Texas 75202


THE SUMITOMO BANK, LIMITED
233 South Wacker Drive, Suite 5400
Chicago, Illinois 60606


NATIONAL CITY BANK KENTUCKY
101 South 5th Street
Louisville, Kentucky 40202


GUARANTY FEDERAL BANK, F.S.B.
8333 Douglas Avenue
Dallas, Texas 75225


WELLS FARGO BANK, N.A.
420 Montgomery Street, 9th Floor
San Francisco, California 94104


PILGRIM AMERICA PRIME RATE TRUST
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-3444


ARCHIMEDES FUNDING, L.L.C.
c/o ING Capital Advisors, Inc.
333 S. Grand Avenue, Suite 4250
Los Angeles, California 90071

ALLIANCE CAPITAL FUNDING, L.L.C.
Alliance Capital Management, L.P.
1345 Avenue of the Americas - 38th Floor
New York, New York 10105

                                      -19-